UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02608)

Exact name of registrant as specified in charter:	Putnam Money Market Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2019

Date of reporting period:	October 1, 2018 — March 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Money Market Fund

Semiannual report
3 | 31 | 19

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PDDXX

Putnam
Money Market
Fund

Semiannual report
3 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

May 9, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Class A shares do not bear an initial sales charge. For a portion of the periods, the fund had expense limitations, without which returns and yield would have been lower. Yield reflects current performance more closely than total return. See below and pages 7–8 for additional performance information. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/19. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 12.

2 Money Market Fund

Joanne has an M.B.A. from the D’Amore-McKim School of Business at Northeastern University and a B.S. from Westfield State College. She joined Putnam in 1995 and has been in the investment industry since 1992.

Jonathan has a B.A. from Northeastern University. He has been in the investment industry since he joined Putnam in 1990.

Michael J. Lima, CFA, is also a Portfolio Manager of the fund.

Please describe the money market environment during the six-month reporting period ended March 31, 2019.

JOANNE When the period began, the Federal Reserve was committed to a measured approach in its monetary policy. That sentiment led to the only rate increase during the reporting period — and fourth during calendar 2018 — in December 2018. At this highly anticipated meeting, the Fed increased its benchmark rate a quarter of a percentage point to a target range of 2.25% to 2.50%. The Fed also stated that it remained committed to its balance sheet reduction program, which started in the fourth quarter of 2017 and represents a mild form of tightening. The program allows billions of Treasuries and mortgage-backed securities purchased during the 2007–2009 financial crisis and recession to mature.

However, with global growth slowing and investor and business confidence waning, the Fed’s comments became more dovish with regard to future rate hikes at that meeting. Fed Chair Jerome Powell mentioned that there were a number of “cross-currents emerging” that warranted reducing hikes in 2019 from three to two. The change in the Fed’s messaging sparked

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Allocations are shown as a percentage of the fund’s net assets as of 3/31/19. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

The cash and net other assets category may show a negative market value percentage as a result of the timing of trade-date versus settlement-date transactions.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

4 Money Market Fund

a strong rebound in interest-rate-sensitive and higher-risk assets for the balance of the period.

The Fed held its benchmark rate steady at its January 2019 meeting and signaled that policy makers had shifted their stance from raising rates to possibly pausing for an extended period. The Fed did not meet in February but showed a willingness to stay “patient.” Some further optimism crept into the markets as U.S.–China trade negotiations appeared to be proceeding, with the Trump administration’s decision to extend the March 1 deadline. At its March meeting, the Fed acknowledged that U.S. economic growth had slowed from its solid pace in the fourth quarter of 2018 and then surprised investors by reducing their projected interest-rate hikes in 2019 to zero. In addition, the central bank said that it would end the steady reduction of its balance sheet in September 2019 rather than December 2019 and begin in May 2019 to taper the amount it allows to roll off each month.

With diminished expectations for rate increases, the London Interbank Offered Rate [LIBOR] curve flattened during the period with the one-year rate falling from 2.92% to 2.71% and the three-month rate increasing from 2.40% to 2.60%. The Fed’s Secured Overnight Financing Rate [SOFR], an index based on rates from overnight Treasury repurchase agreements [repos], increased from 2.25% on September 30, 2018, to 2.65% on March 31, 2019 — averaging 2.35% during the course of the period.

How did the fund perform during the reporting period?

JONATHAN The fund’s class A shares returned 1.03% at net asset value for the six months ended March 31, 2019, outperforming the average return of its Lipper peer group, Money Market Funds.

How did you manage the fund in this market environment?

JOANNE During the reporting period, our expectations began to shift away from the Fed maintaining a steady pace of rate increases to a view that the Fed would need to extend the period between hikes or even pause as they assess the economic outlook. Consequently, we began to gradually extend the portfolio’s purchases of fixed-rate commercial paper in the four- to nine-month maturity range. We continued to add to monthly and quarterly floating-rate money market securities, as we believed their interest-rate resets would remain attractive for the foreseeable future.

Against this backdrop, the fund’s weighted average maturity [WAM] increased during the course of the reporting period from 24 days on September 30, 2018, to 27 days at period-end. [WAM represents the average life of all the money market securities held in the portfolio.]

Please describe the general health of issuers across the money market universe.

JONATHAN Overall credit fundamentals remain strong, in our opinion. Decelerating economic growth could be a headwind going forward, in our view, but we believe most companies are well positioned to operate in a more challenging environment. Reduced expectations for higher rates are also expected to limit improvement in profitability measures within the financials sector. Nevertheless, we expect banks to maintain prudent balance sheet policies that remain supportive for creditors. Current asset quality remains strong, and internal risk systems have improved as healthy liquidity and high capital levels have positioned the banks well to face more challenging environments, in our view. Political risk remains an important driver of sentiment, and we expect the tie between macroeconomic conditions and bank fundamentals to persist. We continue

Money Market Fund 5

to favor banks that operate primarily in more stable geographies.

What are your thoughts about Fed policy in the coming months?

JOANNE Unlike previous rate tightening cycles where more aggressive policy was necessary, the Fed today is faced with much uncertainty given more protectionist trade policies, Brexit negotiations, and slowing economies in China and Europe. As such, we don’t believe that the Fed’s dovish messaging is a statement about the U.S. economy or even a bearish outlook statement.

While an acceleration in growth cannot be ruled out, we expect the Fed’s pause in interest-rate hikes will continue throughout 2019. Against this backdrop, we will seek to maintain capital preservation, liquidity, and appropriate levels of income by searching for opportunities within the prime money market universe during this transitional period.

Thank you, Joanne and Jonathan, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

6 Money Market Fund

Your fund’s performance

This section shows your fund’s performance and distribution information for periods ended March 31, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

										Current
										rate
										(end of
Fund performance For periods ended 3/31/19										period)*
	Annual
	average									Current
	(life of		Annual		Annual		Annual		6	7-day
	fund)	10 years	average	5 years	average	3 years	average	1 year	months	yield
Class A (10/1/76)
Net asset value	4.67%	3.04%	0.30%	2.85%	0.56%	2.82%	0.93%	1.84%	1.03%	2.14%
Class B (4/27/92)
Before CDSC	4.57	2.84	0.28	2.72	0.54	2.70	0.89	1.84	1.03	2.14
After CDSC	4.57	2.84	0.28	0.72	0.14	–0.30	–0.10	–3.16	–3.97	—
Class C (2/1/99)
Before CDSC	4.55	2.84	0.28	2.72	0.54	2.70	0.89	1.84	1.03	2.14
After CDSC	4.55	2.84	0.28	2.72	0.54	2.70	0.89	0.84	0.03	—
Class M (12/8/94)
Net asset value	4.55	2.93	0.29	2.78	0.55	2.76	0.91	1.84	1.03	2.14
Class R (1/21/03)
Net asset value	4.26	2.84	0.28	2.72	0.54	2.70	0.89	1.84	1.03	2.14

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes carry an initial sales charge. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns reflect a 1% CDSC for the first year that is eliminated thereafter. Class A, M, and R shares generally have no CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

* The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

For a portion of the periods, the fund had expense limitations, without which returns and yields would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

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Comparative Lipper returns For periods ended 3/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Lipper Money Market
Funds category	4.88%	3.20%	0.32%	2.88%	0.57%	2.84%	0.94%	1.77%	0.98%
average*

Lipper results should be compared to fund performance at net asset value.

* Over the six-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/19, there were 101, 101, 87, 70, 68, and 4 funds, respectively, in this Lipper category.

Fund distribution information For the six-month period ended 3/31/19

Distributions	Class A	Class B	Class C	Class M	Class R
Number	6	6	6	6	6
Income	$0.010267	$0.010267	$0.010268	$0.010267	$0.010267
Capital gains	—	—	—	—	—
Total	$0.010267	$0.010267	$0.010268	$0.010267	$0.010267

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

8 Money Market Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R
Total annual operating expenses for the fiscal
year ended 9/30/18	0.50%	0.50%	0.50%	0.50%	0.50%
Annualized expense ratio for the six-month
period ended 3/31/19	0.49%	0.49%	0.49%	0.49%	0.49%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/18 to 3/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R
Expenses paid per $1,000*†	$2.46	$2.46	$2.46	$2.46	$2.46
Ending value (after expenses)	$1,010.30	$1,010.30	$1,010.30	$1,010.30	$1,010.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Money Market Fund 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/19, use the following calculation method. To find the value of your investment on 10/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R
Expenses paid per $1,000*†	$2.47	$2.47	$2.47	$2.47	$2.47
Ending value (after expenses)	$1,022.49	$1,022.49	$1,022.49	$1,022.49	$1,022.49

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Money Market Fund

Consider these risks before investing

You can lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is no guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below certain required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

The values of money market investments usually rise and fall in response to changes in interest rates. Interest-rate risk is generally lowest for investments with short maturities (a significant part of the fund’s investments). Although the fund only buys high-quality investments, investments backed by a letter of credit have the risk that the provider of the letter of credit will not be able to fulfill its obligations to the issuer. The effects of inflation may erode the value of your investment over time.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares generally are fund shares that have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class M shares from another Putnam fund. Exchange of your fund’s class M shares into another fund may involve a sales charge, however.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Lipper Money Market Funds category average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

12 Money Market Fund

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2019, Putnam employees had approximately $496,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Money Market Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Money Market Fund 15

The fund’s portfolio 3/31/19 (Unaudited)

	Principal
REPURCHASE AGREEMENTS (37.8%)*	amount	Value
Interest in $427,147,000 joint tri-party repurchase agreement dated
3/29/19 with Citigroup Global Markets, Inc. due 4/1/19 — maturity value of
$96,020,720 for an effective yield of 2.590% (collateralized by various mortgage backed securities and various U.S. Treasury notes with coupon rates ranging from 0.625% to 5.000% and due dates ranging from 12/31/20 to 6/15/60, valued
at $435,708,759)	$96,000,000	$96,000,000
Interest in $400,000,000 joint tri-party repurchase agreement dated
3/29/19 with HSBC Bank USA, National Association due 4/1/19 — maturity value of $95,020,425 for an effective yield of 2.580% (collateralized by various mortgage backed securities with coupon rates ranging from 2.500% to 5.500%
and due dates ranging from 1/1/31 to 2/1/49, valued at $408,087,720)	95,000,000	95,000,000
Interest in $154,678,000 joint tri-party repurchase agreement dated
3/29/19 with Merrill Lynch, Pierce, Fenner & Smith, Inc. due 4/1/19 — maturity value of $95,377,661 for an effective yield of 2.600% (collateralized by various mortgage backed securities with coupon rates ranging from 3.500% to 5.000%
and due dates ranging from 4/1/34 to 11/1/48, valued at $157,771,561)	95,357,000	95,357,000
Total repurchase agreements (cost $286,357,000)		$286,357,000

		Maturity	Principal
CERTIFICATES OF DEPOSIT (26.5%)*	Yield (%)	date	amount	Value
Australia & New Zealand Banking Group, Ltd./
New York, NY FRN	2.886	1/28/20	$7,500,000	$7,500,000
Bank of America, NA	2.500	4/4/19	8,000,000	8,000,000
Bank of America, NA FRN	2.770	5/8/19	1,280,000	1,280,118
Bank of America, NA FRN	2.769	5/15/19	2,600,000	2,600,189
Bank of America, NA FRN	2.670	4/11/19	4,000,000	4,000,000
Bank of America, NA FRN	2.640	4/15/19	4,000,000	4,000,178
Bank of Montreal/Chicago, IL (Canada)	2.594	4/29/19	10,750,000	10,751,646
Bank of Montreal/Chicago, IL FRN (Canada)	2.813	8/6/19	7,750,000	7,750,000
Bank of Nova Scotia/Houston FRN	2.998	11/4/19	3,750,000	3,756,120
Bank of Nova Scotia/Houston FRN	2.822	11/5/19	7,500,000	7,500,000
Canadian Imperial Bank of Commerce/New York, NY	2.732	8/1/19	5,000,000	5,000,000
Canadian Imperial Bank of Commerce/
New York, NY FRN	2.873	12/6/19	6,250,000	6,250,000
Canadian Imperial Bank of Commerce/
New York, NY FRN	2.653	4/10/19	3,000,000	3,000,005
Citibank, NA	2.810	4/18/19	3,750,000	3,750,000
Cooperatieve Rabobank UA/NY FRN (Netherlands)	2.733	5/9/19	7,750,000	7,750,000
Mizuho Bank, Ltd./New York, NY	2.680	5/23/19	4,000,000	4,000,107
Mizuho Bank, Ltd./New York, NY	2.480	4/16/19	3,500,000	3,500,333
MUFG Bank, Ltd./New York, NY FRN (Japan)	2.787	5/21/19	7,500,000	7,500,000
Nordea Bank ABP/New York, NY FRN	3.063	10/10/19	7,750,000	7,763,268
Nordea Bank ABP/New York, NY FRN	2.711	5/21/19	7,500,000	7,499,961
Rabobank Nederland NV NY (Netherlands)	2.590	9/18/19	7,500,000	7,500,343
Royal Bank of Canada/New York, NY (Canada)	2.630	11/19/19	3,500,000	3,502,674
Skandinaviska Enskilda Banken AB/New York, NY	2.640	7/31/19	4,000,000	3,999,997
Sumitomo Mitsui Banking Corp./New York FRN (Japan)	2.764	5/15/19	7,500,000	7,500,000
Svenska Handelsbanken/New York, NY (Sweden)	2.500	5/28/19	7,500,000	7,500,569
Svenska Handelsbanken/New York, NY FRN (Sweden)	2.788	8/20/19	7,750,000	7,750,000
Svenska Handelsbanken/New York, NY FRN (Sweden)	2.772	7/8/19	4,000,000	4,000,000

16 Money Market Fund

		Maturity	Principal
CERTIFICATES OF DEPOSIT (26.5%)* cont.	Yield (%)	date	amount	Value
Swedbank AB/New York FRN	2.747	5/21/19	$7,750,000	$7,750,000
Toronto-Dominion Bank/NY (Canada)	2.450	4/3/19	4,000,000	4,000,029
Toronto-Dominion Bank/NY FRN (Canada)	2.791	7/22/19	7,750,000	7,750,000
US Bank NA/Cincinnati, OH FRN	2.722	5/24/19	3,500,000	3,500,929
US Bank, NA/Cincinnati, OH FRN	2.640	5/13/19	7,750,000	7,750,000
US Bank, NA/Cincinnati, OH FRN	2.630	7/3/19	3,500,000	3,500,000
Wells Fargo Bank, NA FRN	2.713	10/9/19	3,750,000	3,750,000
Wells Fargo Bank, NA FRN	2.670	7/10/19	7,500,000	7,500,000
Total certificates of deposit (cost $200,406,466)				$200,406,466

		Maturity	Principal
COMMERCIAL PAPER (22.7%)*	Yield (%)	date	amount	Value
ABN AMRO Funding USA, LLC	2.526	6/4/19	$7,500,000	$7,466,533
American Honda Finance Corp.	2.567	6/26/19	2,500,000	2,484,771
Apple, Inc.	2.737	7/8/19	7,753,000	7,696,015
Australia & New Zealand Banking Group, Ltd (Australia)	2.555	4/5/19	7,500,000	7,497,900
Bank of Nova Scotia (The) (Canada)	2.941	6/17/19	3,500,000	3,478,290
BNP Paribas SA/New York, NY (France)	2.623	6/3/19	3,750,000	3,732,938
BPCE SA (France)	2.816	5/6/19	3,750,000	3,739,828
Commonwealth Bank of Australia 144A (Australia)	2.670	8/30/19	9,300,000	9,299,003
DNB Bank ASA (Norway)	2.668	4/17/19	7,500,000	7,491,167
DNB Bank ASA (Norway)	2.665	1/23/20	7,500,000	7,500,000
HSBC Bank PLC (United Kingdom)	2.848	4/16/19	2,350,000	2,347,239
HSBC USA, Inc.	2.863	8/30/19	3,750,000	3,705,801
HSBC USA, Inc. 144A	2.810	7/5/19	7,500,000	7,500,000
ING (U.S.) Funding LLC	2.800	5/28/19	7,750,000	7,750,000
Lloyds Bank PLC (United Kingdom)	2.810	8/2/19	7,750,000	7,750,000
National Australia Bank, Ltd. (Australia)	2.720	4/11/19	7,500,000	7,500,000
National Australia Bank, Ltd. (Australia)	2.710	8/2/19	3,850,000	3,850,000
Nationwide Building Society (United Kingdom)	2.805	5/10/19	4,000,000	3,987,953
NRW.Bank (Germany)	2.535	6/6/19	3,750,000	3,732,675
Prudential PLC (United Kingdom)	2.677	4/8/19	7,500,000	7,496,121
Royal Bank of Canada (Canada)	2.870	7/15/19	7,500,000	7,438,531
Skandinaviska Enskilda Banken AB (Sweden)	3.137	10/1/19	7,500,000	7,383,338
Skandinaviska Enskilda Banken AB (Sweden)	2.521	5/22/19	7,500,000	7,473,331
Societe Generale SA (France)	2.779	4/3/19	4,000,000	3,999,387
Toronto-Dominion Bank (The) (Canada)	2.744	5/8/19	4,750,000	4,736,721
UBS AG/London (United Kingdom)	2.750	4/25/19	3,500,000	3,500,000
UBS AG/London (United Kingdom)	2.670	4/16/19	4,500,000	4,500,000
Westpac Banking Corp. (Australia)	2.685	8/16/19	5,000,000	5,001,080
Westpac Banking Corp. (Australia)	2.685	8/8/19	5,000,000	4,998,728
Westpac Banking Corp. 144A (Australia)	2.700	9/19/19	7,000,000	7,000,000
Total commercial paper (cost $172,037,350)				$172,037,350

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (12.2%)*	Yield (%)	date	amount	Value
Atlantic Asset Securitization, LLC	2.600	6/14/19	$3,750,000	$3,730,113
Barclays Bank PLC CCP (United Kingdom)	2.861	4/12/19	3,750,000	3,746,746
Barclays Bank PLC CCP (United Kingdom)	2.698	6/25/19	3,750,000	3,726,271
CAFCO, LLC	2.557	5/29/19	3,750,000	3,734,654

Money Market Fund 17

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (12.2%)* cont.	Yield (%)	date	amount	Value
Chariot Funding, LLC	2.593	4/12/19	$5,000,000	$4,996,058
Chariot Funding, LLC	2.574	5/2/19	5,650,000	5,637,545
Chariot Funding, LLC	2.546	6/5/19	4,000,000	3,981,728
CHARTA, LLC	2.567	5/28/19	3,800,000	3,784,658
CRC Funding, LLC	2.556	5/28/19	3,750,000	3,734,919
Fairway Finance Co., LLC (Canada)	2.650	4/9/19	3,750,000	3,750,000
Gotham Funding Corp. (Japan)	2.567	6/18/19	3,750,000	3,729,281
Liberty Street Funding, LLC (Canada)	2.556	6/10/19	7,500,000	7,462,958
Manhattan Asset Funding Co., LLC (Japan)	2.542	5/30/19	7,500,000	7,468,902
MetLife Short Term Funding, LLC	2.586	8/5/19	4,000,000	3,964,160
MetLife Short Term Funding, LLC	2.521	5/28/19	5,000,000	4,980,129
Old Line Funding, LLC	2.623	6/10/19	5,000,000	4,974,722
Regency Markets No. 1, LLC	2.505	4/8/19	7,500,000	7,496,354
Thunder Bay Funding, LLC	2.546	5/23/19	7,450,000	7,422,774
Victory Receivables Corp. (Japan)	2.567	6/18/19	3,750,000	3,729,281
Total asset-backed commercial paper (cost $92,051,253)				$92,051,253

		Maturity	Principal
U.S. TREASURY OBLIGATIONS (1.0%)*	Yield (%)	date	amount	Value
U.S. Treasury FRN M	2.468	7/31/20	$7,500,000	$7,500,765
Total U.S. treasury obligations (cost $7,500,765)				$7,500,765

TOTAL INVESTMENTS
Total investments (cost $758,352,834)				$758,352,834

Key to holding’s abbreviations

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2018 through March 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $757,771,138.

  M This security’s effective maturity date is less than one year.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

18 Money Market Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	66.7%	Netherlands	2.0%
Canada	8.0	Norway	2.0
Australia	6.0	France	1.5
United Kingdom	4.9	Germany	0.5
Sweden	4.5	Total	100.0%
Japan	3.9

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed commercial paper	$—	$92,051,253	$—
Certificates of deposit	—	200,406,466	—
Commercial paper	—	172,037,350	—
Repurchase agreements	—	286,357,000	—
U.S. treasury obligations	—	7,500,765	—
Totals by level	$—	$758,352,834	$—

The accompanying notes are an integral part of these financial statements.

Money Market Fund 19

Statement of assets and liabilities 3/31/19 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$471,995,834
Repurchase agreements (identified cost $286,357,000)	286,357,000
Cash	28,422
Interest and other receivables	1,185,740
Receivable for shares of the fund sold	13,326,629
Prepaid assets	69,422
Total assets	772,963,047

LIABILITIES
Payable for shares of the fund repurchased	14,174,139
Payable for compensation of Manager (Note 2)	180,934
Payable for custodian fees (Note 2)	12,878
Payable for investor servicing fees (Note 2)	179,072
Payable for Trustee compensation and expenses (Note 2)	484,421
Payable for administrative services (Note 2)	4,032
Distributions payable to shareholders	32,904
Other accrued expenses	123,529
Total liabilities	15,191,909

Net assets	$757,771,138

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$757,747,381
Total distributable earnings (Note 1)	23,757
Total — Representing net assets applicable to capital shares outstanding	$757,771,138

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class A share
($709,244,082 divided by 709,221,051 shares)	$1.00
Net asset value and offering price per class B share ($3,534,491 divided by 3,534,389 shares)*	$1.00
Net asset value and offering price per class C share ($13,867,566 divided by 13,868,002 shares)*	$1.00
Net asset value, offering price and redemption price per class M share
($26,112,805 divided by 26,112,264 shares)	$1.00
Net asset value, offering price and redemption price per class R share
($5,012,194 divided by 5,012,110 shares)	$1.00

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

20 Money Market Fund

Statement of operations Six months ended 3/31/19 (Unaudited)

INVESTMENT INCOME
Interest	$9,805,899
Total investment income	9,805,899

EXPENSES
Compensation of Manager (Note 2)	1,088,603
Investor servicing fees (Note 2)	570,601
Custodian fees (Note 2)	5,366
Trustee compensation and expenses (Note 2)	15,146
Administrative services (Note 2)	13,845
Other	183,743
Total expenses	1,877,304
Expense reduction (Note 2)	(22,448)
Net expenses	1,854,856

Net investment income	7,951,043

Net increase in net assets resulting from operations	$7,951,043

The accompanying notes are an integral part of these financial statements.

Money Market Fund 21

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/19*	Year ended 9/30/18
Operations
Net investment income	$7,951,043	$10,184,454
Net increase in net assets resulting from operations	7,951,043	10,184,454
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(7,414,399)	(9,474,899)
Class B	(40,296)	(82,579)
Class C	(154,574)	(206,360)
Class M	(288,080)	(343,933)
Class R	(51,347)	(70,785)
Class T1	(7,066)	(28,347)
Decrease from capital share transactions (Note 4)	(6,078,903)	(42,179,175)
Total decrease in net assets	(6,083,622)	(42,201,624)

NET ASSETS
Beginning of period	763,854,760	806,056,384
End of period	$757,771,138	$763,854,760

* Unaudited.

The accompanying notes are an integral part of these financial statements.

22 Money Market Fund

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Money Market Fund 23

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
												investment
												income (loss)
	Net asset value,		Net realized	Total from	From				Total return	Net assets,	Ratio of expenses	to average
	beginning	Net investment	gain (loss)	investment	net investment	Total	Non-recurring	Net asset value,	at net asset value	end of period	to average	net assets
Period ended	of period	income (loss)	on investments	operations	income	distributions	payments	end of period	(%)[a]	(in thousands)	net assets (%)[b]	(%)
Class A
March 31, 2019**	$1.00	.0103	—	.0103	(.0103)	(.0103)	—	$1.00	1.03*	$709,244	.24*	1.03*
September 30, 2018	1.00	.0129	—	.0129	(.0129)	(.0129)	—	1.00	1.30	713,763.50		1.29
September 30, 2017	1.00	.0046	—	.0046	(.0046)	(.0046)	—	1.00	.46	738,646	.50[c]	.45[c]
September 30, 2016	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01	868,914	.44[c]	.01[c]
September 30, 2015	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	.0023[e]	1.00	.01	1,141,026	.16[c]	.01[c]
September 30, 2014	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01	1,202,778	.13[c]	.01[c]
Class B
March 31, 2019**	$1.00	.0103	—	.0103	(.0103)	(.0103)	—	$1.00	1.03*	$3,534	.24*	1.03*
September 30, 2018	1.00	.0129	—	.0129	(.0129)	(.0129)	—	1.00	1.30	3,941.50		1.21
September 30, 2017	1.00	.0034	—	.0034	(.0034)	(.0034)	—	1.00	.34	9,460	.61[c]	.33[c]
September 30, 2016	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01	9,155	.44[c]	.01[c]
September 30, 2015	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	.0020[e]	1.00	.01	8,597	.16[c]	.01[c]
September 30, 2014	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01	10,136	.13[c]	.01[c]
Class C
March 31, 2019**	$1.00	.0103	—	.0103	(.0103)	(.0103)	—	$1.00	1.03*	$13,868	.24*	1.03*
September 30, 2018	1.00	.0129	—	.0129	(.0129)	(.0129)	—	1.00	1.30	10,794.50		1.20
September 30, 2017	1.00	.0034	—	.0034	(.0034)	(.0034)	—	1.00	.34	19,347	.60[c]	.34[c]
September 30, 2016	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01	26,581	.44[c]	.02[c]
September 30, 2015	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	.0020[e]	1.00	.01	39,085	.16[c]	.01[c]
September 30, 2014	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01	29,443	.13[c]	.01[c]
Class M
March 31, 2019**	$1.00	.0103	—	.0103	(.0103)	(.0103)	—	$1.00	1.03*	$26,113	.24*	1.03*
September 30, 2018	1.00	.0129	—	.0129	(.0129)	(.0129)	—	1.00	1.30	27,775.50		1.28
September 30, 2017	1.00	.0040	—	.0040	(.0040)	(.0040)	—	1.00	.40	28,829	.56[c]	.40[c]
September 30, 2016	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01	28,067	.44[c]	.01[c]
September 30, 2015	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	.0021[e]	1.00	.01	33,919	.16[c]	.01[c]
September 30, 2014	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01	29,845	.13[c]	.01[c]
Class R
March 31, 2019**	$1.00	.0103	—	.0103	(.0103)	(.0103)	—	$1.00	1.03*	$5,012	.24*	1.02*
September 30, 2018	1.00	.0129	—	.0129	(.0129)	(.0129)	—	1.00	1.30	5,567.50		1.25
September 30, 2017	1.00	.0034	—	.0034	(.0034)	(.0034)	—	1.00	.34	7,470	.61[c]	.33[c]
September 30, 2016	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01	12,536	.44[c]	.01[c]
September 30, 2015	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	.0020[e]	1.00	.01	15,692	.16[c]	.01[c]
September 30, 2014	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	—	1.00	.01	31,934	.13[c]	.01[c]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

24 Money Market Fund	Money Market Fund 25

Financial highlights cont.

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets:

	9/30/17	9/30/16	9/30/15	9/30/14
Class A	0.00%	0.08%	0.32%	0.36%
Class B	0.14	0.58	0.82	0.86
Class C	0.15	0.58	0.82	0.86
Class M	0.02	0.23	0.47	0.51
Class R	0.14	0.58	0.82	0.86

d Amount represents less than $0.0001 per share.

e Reflects a voluntary non-recurring payment from Putnam Investments.

The accompanying notes are an integral part of these financial statements.

26 Money Market Fund

Notes to financial statements 3/31/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2018 through March 31, 2019.

Putnam Money Market Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund intends to operate as a “retail money market fund” as defined by Rule 2a–7 of the Investment Company Act of 1940 and limits investments in the fund to accounts beneficially owned by natural persons. The fund has adopted policies and procedures permitting the Board of Trustees of the fund to impose a liquidity fee or to temporarily suspend redemptions from the fund (a “redemption gate”) if the fund’s weekly liquid assets fall below specified thresholds. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in money market instruments that are high quality and have short-term maturities. The fund invests significantly in certificates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt and repurchase agreements, corporate obligations and time deposits and may also invest in U.S. dollar denominated foreign securities of these types. Putnam Management may consider, among other factors, credit and interest rate risks and characteristics of the issuer or counterparty, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class R shares. Effective December 6, 2018, the Trustees approved the conversion of all existing class T1 shares to class A shares. Following this conversion, class T1 shares were terminated. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Each class of shares is sold without a front-end sales charge. Class A shares also are generally not subject to a contingent deferred sales charge, and class M and class R shares are not subject to a contingent deferred sales charge. In addition to the standard offering of class A shares, they are also sold to certain college savings plans and other Putnam funds. Class B shares convert to class A shares after approximately eight years and are subject to a contingent deferred sales charge on certain redemptions. Class C shares are subject to a one-year 1.00% contingent deferred sales charge on certain redemptions and generally convert to class A shares after approximately ten years. Class R shares are not available to all investors. Class T1 shares were generally not subject to a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class’ distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Money Market Fund 27

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates fair value) as set forth in Rule 2a–7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $292,109,204, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains

28 Money Market Fund

or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2018, the fund had a capital loss carryover of $55 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover
Short-term	Long-term	Total	Expiration
$55	N/A	$55	September 30, 2019

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a financial reporting and tax basis is the same.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.440%	of the first $5 billion,	0.240%	of the next $50 billion,
0.390%	of the next $5 billion,	0.220%	of the next $50 billion,
0.340%	of the next $10 billion,	0.210%	of the next $100 billion and
0.290%	of the next $10 billion,	0.205%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.141% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Money Market Fund 29

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class T1 shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective December 6, 2018, the fund terminated its class T1 shares.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$531,867	Class R	3,694
Class B	2,891	Class T1	548
Class C	10,917	Total	$570,601
Class M	20,684

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $22,448 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $611, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. Prior to December 6, 2018, the Plans had also provided payments by the fund to Putnam Retail Management Limited Partnership for class T1 shares at an annual rate of up to 0.35% of the average net assets of the class. The Trustees currently have not approved payments by the fund under the Plans.

	Maximum %	Approved %
Class B	0.75%	0.00%
Class C	1.00%	0.00%
Class M	1.00%	0.00%
Class R	1.00%	0.00%
Class T1*	0.35%	0.00%

* Effective December 6, 2018, the fund terminated its class T1 shares.

30 Money Market Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,474 and $241, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A shares may be assessed on certain redemptions, and a deferred sales charge of up to 1.00% for class T1 shares was assessed on certain redemptions prior to the termination of that class effective December 6, 2018. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $294 and no monies in contingent deferred sales charges from redemptions of class A and class T1 shares, respectively, purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $34,848,038,395 and $34,855,426,664, respectively. The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	187,868,924	$187,868,924	266,469,420	$266,469,420
Shares issued in connection with
reinvestment of distributions	7,277,212	7,277,212	9,303,906	9,303,906
	195,146,136	195,146,136	275,773,326	275,773,326
Shares repurchased	(199,661,129)	(199,661,129)	(300,632,213)	(300,632,213)
Net decrease	(4,514,993)	$(4,514,993)	(24,858,887)	$(24,858,887)

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	1,384,076	$1,384,076	1,621,437	$1,621,437
Shares issued in connection with
reinvestment of distributions	39,720	39,720	81,585	81,585
	1,423,796	1,423,796	1,703,022	1,703,022
Shares repurchased	(1,830,720)	(1,830,720)	(7,222,107)	(7,222,107)
Net decrease	(406,924)	$(406,924)	(5,519,085)	$(5,519,085)

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	26,028,746	$26,028,746	31,258,018	$31,258,018
Shares issued in connection with
reinvestment of distributions	147,069	147,069	194,235	194,235
	26,175,815	26,175,815	31,452,253	31,452,253
Shares repurchased	(23,102,233)	(23,102,233)	(40,005,392)	(40,005,392)
Net increase (decrease)	3,073,582	$3,073,582	(8,553,139)	$(8,553,139)

Money Market Fund 31

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	20,308,165	$20,308,165	44,343,412	$44,343,412
Shares issued in connection with
reinvestment of distributions	285,059	285,059	340,385	340,385
	20,593,224	20,593,224	44,683,797	44,683,797
Shares repurchased	(22,254,789)	(22,254,789)	(45,738,945)	(45,738,945)
Net decrease	(1,661,565)	$(1,661,565)	(1,055,148)	$(1,055,148)

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class R	Shares	Amount	Shares	Amount
Shares sold	1,114,228	$1,114,228	3,099,633	$3,099,633
Shares issued in connection with
reinvestment of distributions	50,043	50,043	69,714	69,714
	1,164,271	1,164,271	3,169,347	3,169,347
Shares repurchased	(1,719,079)	(1,719,079)	(5,073,099)	(5,073,099)
Net decrease	(554,808)	$(554,808)	(1,903,752)	$(1,903,752)

	PERIOD ENDED 3/31/19*		YEAR ENDED 9/30/18
Class T1	Shares	Amount	Shares	Amount
Shares sold	109,607	$109,607	1,541,797	$1,541,797
Shares issued in connection with
reinvestment of distributions	6,556	6,556	27,676	27,676
	116,163	116,163	1,569,473	1,569,473
Shares repurchased	(2,130,358)	(2,130,358)	(1,858,637)	(1,858,637)
Net decrease	(2,014,195)	$(2,014,195)	(289,164)	$(289,164)

* Effective December 6, 2018, the fund has terminated its class T1 shares.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

32 Money Market Fund

Note 6: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citigroup Global Markets, Inc.	HSBC Bank USA, National Association	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total
Assets:
Repurchase agreements**	$96,000,000	$95,000,000	$95,357,000	$286,357,000
Total Assets	$96,000,000	$95,000,000	$95,357,000	$286,357,000
Liabilities:
Total Liabilities	$—	$—	$—	$—
Total Financial and Derivative	$96,000,000	$95,000,000	$95,357,000	$286,357,000
Net Assets
Total collateral received	$96,000,000	$95,000,000	$95,357,000
(pledged)†##
Net amount	$—	$—	$—
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—
Uncontrolled collateral received	$97,924,230	$96,920,834	$97,264,140	$292,109,204
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 7: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Money Market Fund 33

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Equity Income Fund
Equity Spectrum Fund	International Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	Diversified Income Trust
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Communications Fund	Income Fund
Global Consumer Fund	Money Market Fund†
Global Financials Fund	Mortgage Securities Fund
Global Health Care Fund	Short Duration Bond Fund
Global Industrials Fund	Short Duration Income Fund
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Utilities Fund	Intermediate-Term Municipal Income Fund
Short-Term Municipal Income Fund
Growth	Tax Exempt Income Fund
Growth Opportunities Fund	Tax-Free High Yield Fund
International Growth Fund
Small Cap Growth Fund	State tax-free income funds‡:
Sustainable Future Fund	California, Massachusetts, Minnesota,
Sustainable Leaders Fund	New Jersey, New York, Ohio, and Pennsylvania.

34 Money Market Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Money Market Fund 35

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

36 Money Market Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA039 316415 5/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Money Market Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 29, 2019